UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 9, 2006

ACTIVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 9, 2006, Activision, Inc. (the “Company”) filed a Form 12b-25, notifying the Securities and Exchange Commission of the Company’s inability to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (the “Form 10-Q”).

On November 14, 2006, the Company received a Nasdaq Staff Determination Letter indicating that, as a result of the Company’s inability to timely file the Form 10-Q, the Company is not in compliance with the requirements for the continued listing of the Company’s securities set forth in Nasdaq Marketplace Rule 4310(c)(14), and that the Company’s common stock is therefore subject to delisting from the Nasdaq Global Select. The Company intends to request a hearing before the Nasdaq Listing Qualifications Panel within the time frame permitted by Nasdaq and to present that panel with a plan for making all required filings and regaining compliance with the Nasdaq filing requirements. There can, of course, be no assurance that the Nasdaq Listing Qualifications Panel will grant the request that the Company intends to make for continued listing on the Nasdaq Stock Market or that the Company will regain compliance with the Nasdaq filing requirements.

Cautionary Note Regarding Forward-looking Statements:  Information of this Form 8-K that involves the Company’s expectations, plans, intentions or strategies regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties.  In this report they are identified by words such as “intends,” “plans” and similar expressions.  These risks and uncertainties include, but are not limited to, the Company’s ability to timely file required reports with the SEC and the possibility that the Company will be subject to delisting from the Nasdaq Global Select Market if it does not timely regain compliance with NASDAQ filing requirements or does not timely file periodic reports under the Securities Exchange Act of 1934 for future periods.  Other factors that could cause actual future results to differ materially from current expectations include the risks identified in the Company’s most recent Annual Report on Form 10-K and Current Reports on Form 8-K dated October 25, 2006 and November 6, 2006.

The forward-looking statements in this Form 8-K are based upon information available to the Company as of the date of this Form 8-K, and the Company assumes no obligations to update any such forward-looking statement.  Forward-looking statements believed to be true when made may ultimately prove to be incorrect.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and may cause actual results to differ materially from our current expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2006	ACTIVISION, INC.
	By:	/s/ THOMAS TIPPL
Thomas Tippl
Chief Financial Officer of Activision Publishing, Inc.
(Principal Financial and Accounting Officer of Activision, Inc.)